Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Interest Income
Interest and fee income on loans	$ 581	$ 5
Interest expense	115	0
Net interest income	466	5
Less: Loan loss provision	0	0
Net interest income	466	5
Non-Interest Expense
Selling, general and administrative	344	5
Income from continuing operations	122	0
Income from discontinued operations, net	0	309
Net income	$ 122	$ 309